Exhibit 10.4

AMENDMENT NO. 2 TO MASTER CREDIT FACILITY AGREEMENT

THIS AMENDMENT NO. 2 TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of August 31, 2012 by and among (i) SNH FM FINANCING LLC, a Delaware limited liability company (“Borrower”); (ii) CITIBANK, N.A., a national banking association (“Lender”); and (iii) FANNIE MAE, a corporation duly organized and existing under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. § 1716, et seq., and duly organized and existing under the laws of the United States (together with its successors and assigns, “Fannie Mae”).

RECITALS

A.            Borrower and Lender are parties to that certain Master Credit Facility Agreement dated as of August 4, 2009, as modified by that certain Amendment No. 1 to Master Credit Facility Agreement dated as of February 1, 2010 (as the same may be further amended, restated, modified or supplemented from time to time, the “Master Agreement”).

B.            Pursuant to the Master Agreement, Lender provided term loans in the aggregate principal amount of $512,934,000 to Borrower, comprised of a $205,174,000 Variable Loan, and a $307,760,000 Fixed Loan.

C.            Immediately after the execution of the Master Agreement, the Lender’s interests under the Master Agreement were assigned by the Lender to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents dated as of August 4, 2009.

D.            Borrower has asked Fannie Mae and Lender to consent to the release (the “Release”) of certain Mortgaged Properties set forth on Annex A attached hereto (the “Released Mortgaged Properties”) from the Master Agreement.

E.            In connection with the Release, Borrower is making a payment to Lender in the amount of $199,197,750.15 with $198,434,287.52 to be applied to the Variable Loan and $763,462.63 to be applied to the Fixed Loan, so that as of the date hereof, the principal amount Outstanding on the Variable Loan is zero and the principal amount Outstanding on the Fixed Loan is $297,630,802.15.

F.             Borrower, Lender and Fannie Mae desire to amend the Master Agreement to account for the Release.

G.            Fannie Mae, Lender and Borrower intend these Recitals to be a material part of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, hereby agree as follows:

Section 1.              Capitalized Terms.  All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 2.              Amendments.

A.            Fannie Mae and Lender hereby consent to the Release of the Released Mortgaged Properties so that from and after the date hereof, the Mortgaged Properties will be as set forth in Annex B attached hereto.

B.            Schedule I; Minimum Rent Payments.  Schedule I of the Master Agreement is hereby deleted and replaced in its entirety by Schedule I attached hereto.

Section 3.              Operating Lease.  Pursuant to Section 8.21 of the Master Agreement, Fannie Mae and Lender hereby consent to the Partial Termination of and Amendment No. 2 to Amended and Restated Master Lease in the form annexed hereto as Annex C.

Section 4.              Expansion Documents.  The following agreements are hereby terminated and of no further force or effect:

A.            That certain Expansion and Security Agreement dated as of October 7, 2009 by and among Borrower, SNH FM Financing Trust and Fannie Mae relating to the Released Mortgage Property known as HeartFields at Easton;

B.            That certain Expansion Guaranty by Senior Housing Properties Trust (“Guarantor”) for the benefit of Fannie Mae dated as of October 7, 2009 relating to the Released Mortgage Property known as HeartFields at Easton;

C.            That certain Expansion and Security Agreement dated as of December 15, 2010 by and between Borrower and Fannie Mae relating to the Released Mortgaged Property known as Gables at Winchester; and

D.            That certain Expansion Guaranty by Guarantor for the benefit of Fannie Mae dated as of December 15, 2010 relating to the Released Mortgaged Property known as Gables at Winchester.

Section 5.              Fees.  Borrower hereby absolutely and unconditionally agrees to pay, or cause to be paid, to Lender and Fannie Mae the amount of any fees, costs, charges or expenses, including attorneys’ fees and disbursements, incurred by Lender and Fannie Mae in connection with this Amendment.

Section 6.              Full Force and Effect.  Except as expressly modified hereby, the Master Agreement and all of the terms, conditions, covenants, agreements and provisions thereof remain in full force and effect and are hereby ratified and affirmed.

Section 7.              Counterparts.  This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

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Section 8.              Representations and Warranties.  Borrower represents and warrants to Fannie Mae and Lender as follows:

(a)           Borrower has the requisite power and authority to execute and deliver this Amendment.

(b)           The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery and performance by Borrower of this Amendment.

(c)           This Amendment has been duly authorized, executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

(d)           All representations and warranties set forth in the Master Certificate of Borrower are true and correct in all material respects as of the date hereof.

(e)           There exists no Event of Default or Potential Event of Default under the Master Agreement or any of the Loan Documents as of the date hereof.

Section 9.           Governing Law.  The provisions of Section 15.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

SNH FM FINANCING LLC, a Delaware limited liability company

By:	/s/ David J. Hegarty
	Name:	David J. Hegarty
	Title:	President

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ACKNOWLEDGED AND AGREED TO BY IDOT GUARANTORS:

SNH FM FINANCING TRUST, a Maryland real estate investment trust

By:	/s/ David J. Hegarty
	Name:	David J. Hegarty
	Title:	President

ELLICOTT CITY LAND I, LLC, a Delaware limited liability company

By:	/s/ David J. Hegarty
	Name:	David J. Hegarty
	Title:	President

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ACKNOWLEDGED AND AGREED TO BY KEY PRINCIPAL GUARANTOR:

SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust

By:	/s/ David J. Hegarty
	Name:	David J. Hegarty
	Title:	President

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LENDER:

CITIBANK, N.A., a national banking association

By:	/s/ Kathy Millhouse
	Name:	Kathy Millhouse
	Title:	Vice President

[Signatures continue on following page.]

FANNIE MAE

By:	/s/ Michael W. Dick
	Name:	Michael W. Dick
	Title:	Assistant Vice President

ANNEX A

Released Mortgaged Properties

PROPERTY NAME	ADDRESS
Desert Harbor	13840 North Desert Harbor Drive, Peoria, AZ 85381
Tucson	2500 North Rosemont Blvd., Tucson, AZ 85712
Remington Club I & II	16925 and 16916 Hierba Drive, San Diego, CA 92128
Park Summit	8500 Royal Palm Blvd., Coral Springs, FL 33065
Savannah Square	One Savannah Square Drive, Savannah, GA 31406
Aspenwood	14400 Homecrest Road, Silver Springs, MD 20906
Gables at Winchester	299 Cambridge Street, Winchester, MA 01890
Memorial Woods	777 North Post Oak Road, Houston, TX 77024
Bellgrade	2800 Polo Parkway, Midlothian, VA 23113
HeartFields at Easton	700 Port Street, Easton, MD 21601

A-1

ANNEX B

Remaining Mortgaged Properties

PROPERTY NAME	ADDRESS
Rio Las Palmas	877 East March Lane, Stockton, CA 95207
Foulk Manor North	1212 Foulk Road, Wilmington, DE 19803
Coral Oaks	900 West Lake Road, Palm Harbor, FL 34684
Forum at the Crossing	8505 Woodfield Crossing Blvd., Indianapolis, IN 46240
Overland Park	3501 West 95th Street, Overland Park, KS 66206
Brookside	200 Brookside Drive, Louisville, KY 40243
Ellicott City	3004 North Ridge Road, Ellicott City, MD 21043
Severna Park	715 Benfield Road, Severna Park, MD 21146
Montebello	10500 Academy Road, Albuquerque, NM 87111
Cary	1050 Crescent Green Drive, Cary, NC 27511
Knightsbridge	4590 and 4625 Knightsbridge Blvd., Columbus, OH 43214
Lincoln Heights	311 West Nottingham Road, San Antonio, TX 78209
Woodlands	5055 W Panther Creek Drive, Woodlands, TX 77381
Charlottesville	491 Crestwood Drive, Charlottesville, VA 22903
Frederickburg	20 HeartFields Lane, Fredericksburg, VA 22405
Newport News	655 Denbigh Boulevard, Newport News, VA 23608
Northshore	10803 North Port Washington Road, Mequon, WI 53092

B-1

ANNEX C

Amendment No. 2 to Amended and Restated Master Lease

C-1

PARTIAL TERMINATION OF AND AMENDMENT NO. 2 TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT

THIS PARTIAL TERMINATION OF AND AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Amendment”) is made as of August 31, 2012 by and among SNH FM FINANCING LLC, a Delaware limited liability company, SNH FM FINANCING TRUST, a Maryland real estate investment trust, and ELLICOTT CITY LAND I, LLC, a Delaware limited liability company, collectively as landlord (“Landlord”), and FVE FM FINANCING, INC., a Maryland corporation, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement, dated as of August 4, 2009, as amended by that certain Amendment No. 1 to Amended and Restated Master Lease Agreement (as so amended, the “Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Lease), all as more particularly described in the Lease; and

WHEREAS, as of the date hereof, Landlord is conveying to its affiliate certain of the Leased Property known as and located at (i) Forum at Desert Harbor, 13840 North Desert Harbor Drive, Peoria, Arizona, more particularly described on Exhibit A-1 to the Lease; (ii) Forum at Tucson, 2500 North Rosemont Blvd., Tucson, Arizona, more particularly described on Exhibit A-2 to the Lease; (iii) The Remington Club I and II, 16925 and 16916 Hierba Drive, San Diego, California, more particularly described on Exhibit A-3 to the Lease; (iv) Park Summit at Coral Springs, 8500 Royal Palm Blvd., Coral Springs, Florida, more particularly described on Exhibit A-6 to the Lease; (v) Savannah Square, One Savannah Square Drive, Savannah, Georgia, more particularly described on Exhibit A-8 to the Lease; (vi) Gables at Winchester, 299 Cambridge Street, Winchester, Massachusetts, more particularly described on Exhibit A-12 to the Lease; (vii) HeartFields at Easton, 700 Port Street, Easton, Maryland, more particularly described on Exhibit A-13 to the Lease; (viii) Aspenwood, 14400 Homecrest Road, Silver Spring, Maryland, more particularly described on Exhibit A-16 to the Lease; (ix) Forum at Memorial Woods, 777 North Post Oak Road, Houston, Texas, more particularly described on Exhibit A-20 to the Lease; and (x) Morningside of Bellgrade, 2800 Polo Parkway, Midlothian, Virginia, more particularly described on Exhibit A-25 to the Lease (collectively, the “Terminated Properties”); and

WHEREAS, in connection with the conveyance of the Terminated Properties, Landlord and Tenant wish to amend the Lease to terminate the Lease with respect to the Terminated Properties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, the Lease is hereby amended as follows:

1.                                      Partial Termination of Lease.  The Lease is terminated with respect to the Terminated Properties and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Terminated Properties from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of the Lease.

2.                                      Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.67 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Thirty-Three Million, Six Hundred Seventy-Nine Thousand, Seven Hundred Sixteen and 55/100 Dollars ($33,679,716.55) per annum.

3.                                      Schedule 1.  Schedule 1 to the Lease is deleted in its entirety and replaced with Schedule 1 attached hereto.

4.                                      Exhibit A.  Exhibit A to the Lease is amended by deleting the text of Exhibits A-1, A-2, A-3, A-6, A-8, A-12, A-13, A-16, A-20 and A-25 attached thereto in their entirety and replacing them with “Intentionally Deleted.”

5.                                      Ratification.  As amended hereby, the Lease is ratified and confirmed.

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signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH FM FINANCING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH FM FINANCING TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

ELLICOTT CITY LAND I, LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

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TENANT:

FVE FM FINANCING, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

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SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Intentionally Deleted	N/A	N/A	N/A	N/A
A-2	Intentionally Deleted	N/A	N/A	N/A	N/A
A-3	Intentionally Deleted	N/A	N/A	N/A	N/A
A-4	Rio Las Palmas 877 East March Lane Stockton, CA 95207	2005	$4,204,464	09/30/2003	10%
A-5	Foulk Manor North 1212 Foulk Road Wilmington, DE 19803	2005	$7,666,221	01/11/2002	10%
A-6	Intentionally Deleted	N/A	N/A	N/A	N/A
A-7	Coral Oaks 900 West Lake Road Palm Harbor, FL 34684	2005	$9,051,220	01/11/2002	10%
A-8	Intentionally Deleted	N/A	N/A	N/A	N/A
A-9	Forum at the Crossing 8505 Woodfield Crossing Blvd. Indianapolis, IN 46240	2005	$11,973,559	01/11/2002	10%
A-10	Forum at Overland Park 3501 West 95th Street Overland Park, KS 66206	2005	$9,674,467	01/11/2002	10%
A-11	Forum at Brookside 200 Brookside Drive Louisville, KY 40243	2005	$12,831,113	01/11/2002	10%
A-12	Intentionally Deleted	N/A	N/A	N/A	N/A
A-13	Intentionally Deleted	N/A	N/A	N/A	N/A
A-14	Heartlands at Ellicott City 3004 North Ridge Road Ellicott City, MD 21043	2005	$7,872,811	03/01/2004	10%
A-15	Heartlands at Severna Park 715 Benfield Road Severna Park, MD 21146	2005	$3,521,926	10/25/2002	10%
A-16	Intentionally Deleted	N/A	N/A	N/A	N/A

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-17	HeartFields at Cary 1050 Crescent Green Drive Cary, NC 27511	2005	$3,092,311	10/25/2002	10%
A-18	Montebello 10500 Academy Road Albuquerque, NM 87111	2005	$10,739,724	01/11/2002	10%
A-19	Forum at Knightsbridge 4590 and 4625 Knightsbridge Blvd. Columbus, OH 43214	2005	$15,290,522	01/07/2002	10%
A-20	Intentionally Deleted	N/A	N/A	N/A	N/A
A-21	Forum at Lincoln Heights 311 West Nottingham Road San Antonio, TX 78209	2005	$12,559,927	01/11/2002	10%
A-22	Forum at Woodlands 5055 W Panther Creek Drive The Woodlands, TX 77381	2005	$13,072,902	01/11/2002	10%
A-23	Morningside of Charlottesville 491 Crestwood Drive Charlottesville, VA 22903	2006	$3,016,125	11/19/2004	9%
A-24	HeartFields at Fredericksburg 20 HeartFields Lane Fredericksburg, VA 22405	2005	$3,654,848	10/25/2002	10%
A-25	Intentionally Deleted	N/A	N/A	N/A	N/A
A-26	Morningside of Newport News 655 Denbigh Boulevard Newport News, VA 23608	2006	$3,226,806	11/19/2004	9%
A-27	Meadowmere - Northshore Assisted Living 10803 North Port Washington Road Mequon, WI 53092	2009	N/A	01/04/2008	8%

SCHEDULE I

Minimum Rent Payments

Facility Name	Address	Annual Rent
Rio Las Palmas	877 East March Lane, Stockton, CA 95207	$1,661,696.51
Foulk Manor North	1212 Foulk Road, Wilmington, DE 19803	$937,623.64
Coral Oaks	900 West Lake Road, Palm Harbor, FL 34684	$2,792,032.53
Forum at the Crossing	8505 Woodfield Crossing Blvd., Indianapolis, IN 46240	$2,168,373.36
Overland Park	3501 West 95th Street, Overland Park, KS 66206	$2,056,810.61
Brookside	200 Brookside Drive, Louisville, KY 40243	$2,951,968.50
Ellicott City	3004 North Ridge Road, Ellicott City, MD 21043	$3,004,253.10
Severna Park	715 Benfield Road, Severna Park, MD 21146	$1,137,224.52
Montebello	10500 Academy Road, Albuquerque, NM 87111	$3,099,167.99
Cary	1050 Crescent Green Drive, Cary, NC 27511	$660,584.81
Knightsbridge	4590 and 4625 Knightsbridge Blvd., Columbus, OH 43214	$3,672,918.36
Lincoln Heights	311 West Nottingham Road, San Antonio, TX 78209	$3,416,946.99
Woodlands	5055 W Panther Creek Drive, Woodlands, TX 77381	$2,920,729.79
Charlottesville	491 Crestwood Drive, Charlottesville, VA 22903	$809,579.17
Frederickburg	20 HeartFields Lane, Fredericksburg, VA 22405	$920,480.87
Newport News	655 Denbigh Boulevard, Newport News, VA 23608	$705,186.70
Northshore	10803 North Port Washington Road, Mequon, WI 53092	$764,139.09
TOTAL:		$33,679,716.55

Schedule I-1